                                     2003-4
                                  Deal Summary
                        Underwriter / Investor JP Morgan
                      ====================================

Closing Date:                      July 30, 2003
Cutoff Date:                       July 01, 2003
Product Type:
Number of Groups:                  1
Source:                            Pipeline
Balance Type:



Collateral Amount:                 $  712,509,176
Number of Loans:                            4,882
Gross WAC:                              6.790180%
        Service Fee:                            %
Net WAC:                                        %
Stated WAM:                                   303
Expected WAM:                                 303
Weighted Avg. LTV:                          73.62
Weighted Avg. Age:                              1
Weighted Avg. FICO:                           646

        ---------------------------------------------------------------



                              Range Summary Report
                     =====================================

Range of Sold Balances             15,000    To      779,295        Range of Stated WAM                   59      To        360

Average Sold Balance              145,946                           Range of Expected WA                  59      To        360

Range of Original Balances         15,000    To                     780,000 Range of Ages                 0       To         11

Average Original Balance          146,105                           Range of FICO Scores                 500      To        834

Range of Current Rates              5.625    To       11.400        Range of Origination Dates         7/18/02    To      6/30/03

Range of Original Rates             5.625    To       11.400        Range of Maturity Dates            5/1/08     To      7/1/33

Range of LTV                         5.93    To        95.00

Maximum Zipcode Area                                   90650

Maximum Current Balance By Zipcode             $1,867,775.47

Maximum Zipcode Percentage                               0.3

Number of Loan with Prepayment Penalties               4,208

Balance of Loan with Prepayment Penalties    $622,911,383.39

Weighted Avg. Prepaymnet Months                           47


                                     2003-4
                                  Deal Summary

                            Prepayment Penalty Term
                            =======================
                                                               Percent of
Prepayment Penalty            Count      Current Balance         Total
------------------            -----      ---------------       ----------
      0 Month                   674          89,597,793           12.6
     12 Months                  283          59,778,527            8.4
     24 Months                   29           5,388,127             .8
     36 Months                1,196         200,346,486           28.1
     42 Months                    2             219,450             .0
     60 Months                2,698         357,178,794           50.1
   --------------            ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                        Prepayment Penalty Class Report
                        ===============================
                                                               Percent of
Prepayment Penalty Class      Count      Current Balance         Total
------------------------      -----      ---------------       ----------
       0                        674        $ 89,597,793           12.6
       1                      4,015       $ 598,053,122           83.9
       2                         84         $ 9,398,178            1.3
       3                         99        $ 13,930,826            2.0
       4                         10         $ 1,529,258             .2
   --------------            ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                                Occupancy Summary
                        ===============================
                                                               Percent of
Occupancy Type                Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Investment Prop                 341          40,020,104            5.6
Owner                         4,505         668,047,702           93.8
Second Home                      36           4,441,371            0.6
   --------------            ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0


                              Loan Purpose Summary
                        ===============================
                                                               Percent of
Loan Purpose                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Purchase                        401          65,398,608            9.2
Rate/Term Refinan               509          79,183,707           11.1
Cash-out Refinan              3,972         567,926,861           79.7
   --------------            ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                              Mortgage Rate Summary
                        ===============================
                                                               Percent of
Current Rate Range            Count      Current Balance         Total
------------------------      -----      ---------------       ----------
5.500% - 5.999%               1,129         218,552,917           30.7
6.000% - 6.499%                 635         103,959,672           14.6
6.500% - 6.999%                 948         145,422,334           20.4
7.000% - 7.499%                 543          70,864,684            9.9
7.500% - 7.999%                 699          85,979,907           12.1
8.000% - 8.499%                 336          37,827,944            5.3
8.500% - 8.999%                 333          29,549,272            4.1
9.000% - 9.499%                 120           9,948,071            1.4
9.500% - 9.999%                  82           6,129,370            0.9
10.000% - 10.499%                36           2,536,248            0.4
10.500% - 10.999%                15           1,498,212            0.2
11.000% - 11.499%                 6             240,546            0.0
   --------------            ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                              Property Type Report
                        ===============================
                                                               Percent of
Property Type                 Count      Current Balance         Total
------------------------      -----      ---------------       ----------
2 FAMILY                        222          37,728,095            5.3
Attached Planned Unit           235          28,872,456            4.1
Development
Condominium                     232          28,209,445            4.0
MANUFACT HOUSE                  143          11,265,660            1.6
Single-family Detached        3,943         584,947,518           82.1
SMALL MIXED USE                  17           3,562,313            0.5
Three or Four Family             90          17,923,689            2.5
Dwelling Unit
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                                     2003-4
                                  Deal Summary

                        Months to Stated Maturity Summary
                        =================================
                                                               Percent of
Stated  Maturity              Count      Current Balance         Total
------------------------      -----      ---------------       ----------
      49 to  60 months            3              92,139            0.0
      61 to  72 months            1              58,700            0.0
      73 to  84 months            2              93,773            0.0
      85 to  96 months            1              99,175            0.0
      97 to 108 months            2             137,878            0.0
     109 to 120 months           81           4,881,169            0.7
     133 to 144 months            4             292,399            0.0
     145 to 156 months            1              89,625            0.0
     169 to 180 months        1,140         146,332,349           20.5
     181 to 192 months            2             200,334            0.0
     193 to 204 months            5             780,581            0.1
     205 to 216 months            2             241,902            0.0
     217 to 228 months            2             256,200            0.0
     229 to 240 months          767          96,090,421           13.5
     277 to 288 months            2             369,435            0.1
     289 to 300 months           37           5,553,248            0.8
     313 to 324 months            1             175,327            0.0
     325 to 336 months            4             696,200            0.1
     337 to 348 months            1             300,000            0.0
     349 to 360 months        2,824         455,768,322           64.0
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0


                              Product Type Summary
                        =================================
                                                                   Percent of
Product Type                       Count      Current Balance         Total
------------------------           -----      ---------------      ----------
 5 to  9 Year Fixed Rate Loans         9            481,665             .1
10 to 14 Year Fixed Rate Loans        86          5,263,193             .7
15 to 19 Year Fixed Rate Loans       660         69,637,736            9.8
20 to 24 Year Fixed Rate Loans       769         96,459,857           13.5
25 to 29 Year Fixed Rate Loans        43          6,724,774             .9
30 Year Fixed Rate Loans           2,824        455,768,322           64.0
Balloon Loans                        491         78,173,629           11.0
  --------------                  ------       -------------         -----
        Totals:                    4,882       $712,509,176          100.0


                                   Age Summary
                        =================================
                                                               Percent of
Mortgage age                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
         0                    1,996         287,761,512           40.4
         1                    2,518         363,328,961           51.0
         2                      347          57,435,637            8.1
         3                        9           2,309,537            0.3
         4                        4             618,881            0.1
         6                        2             279,160            0.0
         7                        1              49,001            0.0
         8                        2             518,962            0.1
        11                        3             207,526            0.0
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                          Combined Loan To Value Ratio
                        =================================
                                                               Percent of
Combined LTV Range            Count      Current Balance         Total
------------------------      -----      ---------------       ----------
50.00% or less                  452          53,475,915            7.5
50.01% - 55.00%                 149          21,241,012            3.0
55.01% - 60.00%                 275          40,771,332            5.7
60.01% - 65.00%                 361          55,471,907            7.8
65.01% - 70.00%                 554          82,079,077           11.5
70.01% - 75.00%                 531          79,466,256           11.2
75.01% - 80.00%               1,165         180,976,059           25.4
80.01% - 85.00%                 667          96,640,848           13.6
85.01% - 90.00%                 580          82,741,837           11.6
90.01% - 95.00%                 148          19,644,932            2.8
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                          Combined Loan To Value Ratio
                        =================================
                                                               Percent of
Lien Position                 Count      Current Balance         Total
------------------------      -----      ---------------       ----------
First Lien                    4,882         712,509,176          100.0
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                                     2003-4
                                  Deal Summary

                                  State Summary
                        =================================
                                                               Percent of
State                         Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Arizona                          92           9,887,969            1.4
Arkansas                         40           2,834,310            0.4
California                    1,026         216,229,340           30.3
Colorado                        123          21,798,031            3.1
Connecticut                      67          10,529,176            1.5
Delaware                         17           2,061,824            0.3
District of Colum                17           2,579,886            0.4
Florida                         844          98,916,709           13.9
Georgia                         138          15,215,787            2.1
Hawaii                            7           2,051,402            0.3
Idaho                             7             709,387            0.1
Illinois                        130          16,737,173            2.3
Indiana                         124          11,051,900            1.6
Iowa                              8             495,433            0.1
Kansas                           21           1,596,758            0.2
Kentucky                         52           5,053,088            0.7
Louisiana                        51           5,103,525            0.7
Maine                            16           1,566,247            0.2
Maryland                         94          14,765,832            2.1
Massachusetts                    68          12,157,286            1.7
Michigan                        143          14,596,673            2.0
Minnesota                        42           5,827,558            0.8
Mississippi                      27           1,631,014            0.2
Missouri                         76           6,961,016            1.0
Montana                           7           1,050,660            0.1
Nebraska                          6             472,464            0.1
Nevada                           32           4,885,688            0.7
New Hampshire                    38           5,640,572            0.8
New Jersey                      205          34,777,004            4.9
New Mexico                       20           1,679,506            0.2
New York                        426          79,892,857           11.2
North Carolina                   20           2,302,805            0.3
North Dakota                      3             205,502            0.0
Ohio                            108          10,816,082            1.5
Oklahoma                         23           1,747,933            0.2
Oregon                           49           6,391,457            0.9
Pennsylvania                    161          16,681,111            2.3
Rhode Island                     24           3,442,367            0.5
South Carolina                   54           4,888,701            0.7
South Dakota                      4             305,704            0.0
Tennessee                       146          12,601,586            1.8
Texas                             7             672,612            0.1
Utah                              8           1,294,087            0.2
Vermont                           5             657,479            0.1
Virginia                        122          16,677,426            2.3
Washington                      102          17,001,746            2.4
West Virginia                    20           1,578,965            0.2
Wisconsin                        55           5,901,012            0.8
Wyoming                           7             586,527            0.1
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                            Original Balance Summary
                        =================================
                                                               Percent of
Original Balance              Count      Current Balance         Total
------------------------      -----      ---------------       ----------
 Up to $100,000               1,745         117,409,868           16.5
$100,001 - $150,000           1,184         147,937,247           20.8
$150,001 - $200,000             895         155,145,963           21.8
$200,001 - $250,000             480         107,507,156           15.1
$250,001 - $300,000             295          80,848,224           11.3
$300,001 - $350,000             167          54,932,481            7.7
$350,001 - $400,000              61          23,192,315            3.3
$400,001 - $450,000              26          11,057,442            1.6
$450,001 - $500,000              26          12,595,943            1.8
$500,001 - $550,000               1             529,447            0.1
$550,001 - $600,000               1             573,796            0.1
$750,001 - $800,000               1             779,295            0.1
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0



                       Months to Expected Maturity Summary
                      ====================================
                                                               Percent of
Expected Maturity             Count      Current Balance         Total
------------------------      -----      ---------------       ----------
 49 to 60  months                 3              92,139            0.0
 61 to 72  months                 1              58,700            0.0
 73 to 84  months                 2              93,773            0.0
 85 to 96  months                 2             247,542            0.0
 97 to 108 months                 2             137,878            0.0
109 to 120 months                81           4,881,169            0.7
133 to 144 months                 4             292,399            0.0
145 to 156 months                 1              89,625            0.0
157 to 168 months                 1              52,053            0.0
169 to 180 months             1,138         146,131,930           20.5
181 to 192 months                 2             200,334            0.0
193 to 204 months                 5             780,581            0.1
205 to 216 months                 2             241,902            0.0
217 to 228 months                 2             256,200            0.0
229 to 240 months               767          96,090,421           13.5
277 to 288 months                 2             369,435            0.1
289 to 300 months                37           5,553,248            0.8
313 to 324 months                 1             175,327            0.0
325 to 336 months                 6             878,408            0.1
337 to 348 months                 4             486,352            0.1
349 to 360 months             2,819         455,399,762           63.9
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0



                            Origination Date Summary
                        =================================
                                                               Percent of
Origination Summary           Count      Current Balance         Total
------------------------      -----      ---------------       ----------
        2002                      8           1,054,649            0.1
        2003                  4,874         711,454,528           99.9
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

                                     2003-4
                                  Deal Summary


                        Call Center Credit Grade Summary
                        =================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
        A1                      797         100,508,467
        A2                      660          80,005,032
        B1                      308          33,654,837
        B2                       57           4,597,492
  --------------             ------       -------------
        Totals:               1,822         218,765,829


                 CMMC Wholesale/Retail U/W Credit Grade Summary
                 ===============================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
        A-                      212          25,186,921
        A*                    1,633         294,699,268
        AO                    1,034         154,812,043
        B                       136          14,963,788
        B-                       21           2,051,420
        C                        24           2,029,908
  --------------             ------       -------------
        Totals:               3,060         493,743,348


                   CMMC Credit Grade Summary by Underwriting
                   =========================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
CMMC Call Center U/W          1,822        $218,765,829           30.7
CMMC Wholesale/Retail U       3,060        $493,743,348           69.3
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0


                              Documentation Summary
                              =====================
                                                               Percent of
Documentation Type            Count      Current Balance         Total
------------------------      -----      ---------------       ----------
24mth Bank stmt                 266          48,689,298            6.8
Full Documentation            3,458         472,081,572           66.3
Reduced                          27           4,120,205            0.6
Stated                        1,131         187,618,101           26.3
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0


                              Credit Score Summary
                              ====================
                                                               Percent of
Credit Score                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Not Scored                        4             291,535            0.0
500 to 500                        2             112,208            0.0
501 to 550                      514          53,540,594            7.5
551 to 600                      971         125,522,185           17.6
601 to 650                    1,355         197,778,555           27.8
651 to 700                    1,258         198,280,140           27.8
701 to 750                      513          89,303,668           12.5
751 to 800                      256          45,474,843            6.4
801 to 834                        9           2,205,450            0.3
  --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0



                            Origination Date Summary
                            ========================
                                                               Percent of
Origination Summary           Count      Current Balance         Total
------------------------      -----      ---------------       ----------
      2002                        8           1,054,649            0.1
      2003                    4,874         711,454,528           99.9
   --------------             ------       -------------          -----
        Totals:               4,882        $712,509,176          100.0

Call Center Loans - FRM
-----------------------
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------

      A1                        797     $100,508,466.99          14.1%
      A2                        660     $ 80,005,032.41          11.2%
      B1                        308     $ 33,654,836.72           4.7%
      B2                         57     $  4,597,492.38           0.6%
                        ----------------------------------------------
                               1822     $218,765,828.50          30.7%

Wholesale/Retail Loans - FRM
----------------------------
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
      A*                      1,633    $ 294,699,267.94         41.4%
      A-                        212    $  25,186,921.05          3.5%
      AO                      1,034    $ 154,812,042.64         21.7%
      B                         136    $  14,963,788.45          2.1%
      B-                         21    $   2,051,419.68          0.3%
      C                          24    $   2,029,908.21          0.3%
                        ----------------------------------------------
                              3,060    $ 493,743,347.97         69.3%
                        ----------------------------------------------
                              4,882    $ 712,509,176.47        100.0%

                                     2003-4
                                  Deal Summary
                        Underwriter / Investor JP Morgan

Closing Date:                July 30, 2003       Collateral Amount:             $ 400,000,377
Cutoff Date:                 July 01, 2003       Number of Loans:                       2,461
Product Type:                                    Gross WAC:                          7.274778%
Number of Groups:            2                           Service Fee:                        %
Source:                      Pipeline            Net WAC:                                    %
Balance Type:                                    Stated WAM:                              358
                                                 Expected WAM:                            358
                                                 Weighted Avg. LTV:                     77.66
                                                 Weighted Avg. Age:                         1

                                                          ARM Specifc Data
                                                 Weighted Average Periodic Cap          1.448
                                                 Weighted Average First Cap             3.000
                                                 Weighted Average Gross Life Cap       14.275
                                                 Weighted Average Margin                4.712
                                                 Weighted Average Months to Roll        39.15
                                                 Weighted Average Life Floor            7.276

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Range Summary Report

Range of Sold Balances              11,095   To        1,000,000     Range of Stated WAM                 179   To       360
Average Sold Balance               162,536                           Range of Expected WA                179   To       360
Range of Original Balances          11,100   To        1,000,000     Range of Ages                         0   To        12
Average Original Balance           162,636                           Range of FICO Scores                491   To       809
Range of Current Rates               5.125   To           11.750     Range of Origination Dates      6/21/02   To   6/30/03
Range of Original Rates              5.125   To           11.750     Range of Maturity Dates          5/1/18   To    7/1/33
Range of LTV                         13.98   To            95.00                            ARM Specifc Data
Percent of Correspondent Loans        0.00                           Range of 1st Caps                 3.000   To     3.000
Maximum Zipcode Area                                       20002
                                                                     Range of Periodic Cap             1.000   To     1.500
Maximum Current Balance By Zipcode                 $1,263,968.55
                                                                     Range of Life Caps               12.125  To     18.750
Maximum Zipcode Percentage                                   0.3
                                                                     Range of Life Floor               5.125   To    11.750
Number of Loan with Prepayment  Penalties                  1,502     Range of Margins                  1.125   To     8.000
Balance of Loan with Prepayment Penalties       $ 241,341,757.62     Range of Months to Roll              12   To        60
Weighted Avg. Prepaymnet Months                               39     Weighted Avg. FICO:                       611


                                     2003-4
                                  Deal Summary


                            Prepayment Penalty Term
                            =======================
                                                               Percent of
Prepayment Penalty            Count      Current Balance         Total
------------------            -----      ---------------       ----------
      0 Month                   959         158,658,620           39.7
     12 Months                    8           1,240,160             .3
     24 Months                  237          41,884,798           10.5
     36 Months                  898         145,427,927           36.4
     60 Months                  359          52,788,873           13.2
   --------------            ------       -------------          -----
        Totals:               2,461        $400,000,377          100.0

                        Prepayment Penalty Class Report
                        ===============================
                                                               Percent of
Prepayment Penalty Class      Count      Current Balance         Total
------------------------      -----      ---------------       ----------
          0                     959       $ 158,658,620           39.7
          1                   1,140       $ 200,176,673           50.0
          2                     136       $  15,245,658            3.8
          3                     224       $  25,713,392            6.4
          4                      12       $     206,034             .1
   --------------            ------       -------------          -----
        Totals:               2,461       $ 400,000,377          100.0

                                Occupancy Summary
                                =================
                                                               Percent of
Occupancy Type                Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Investment Prop                 220          27,754,981            6.9
Owner                         2,229         369,685,682           92.4
Second Home                      12           2,559,714            0.6
   --------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                              Loan Purpose Summary
                              ====================
                                                               Percent of
Loan Purpose                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Rate/Term Refina                210          32,347,736            8.1
Purchase                        548          88,639,911           22.2
Cash-out Refinan              1,703         279,012,731           69.8
   --------------            ------       -------------          -----
        Totals                2,461         400,000,377          100.0

                              Mortgage Rate Summary
                              =====================
                                                               Percent of
Current Rate Range            Count      Current Balance         Total
------------------------      -----      ---------------       ----------
 5.000% -  5.499%               79           16,420,650            4.1
 5.500% -  5.999%              259           54,829,618           13.7
 6.000% -  6.499%              173           32,699,556            8.2
 6.500% -  6.999%              378           69,795,880           17.4
 7.000% -  7.499%              289           49,693,338           12.4
 7.500% -  7.999%              433           68,188,828           17.0
 8.000% -  8.499%              313           45,934,547           11.5
 8.500% -  8.999%              282           36,593,725            9.1
 9.000% -  9.499%              113           12,234,214            3.1
 9.500% -  9.999%               92           10,262,050            2.6
10.000% - 10.499%               29            1,795,485            0.4
10.500% - 10.999%               17            1,057,561            0.3
11.500% - 11.999%               4               494,927            0.1
-----------------            ------       -------------          -----
        Totals:               2,461       $ 400,000,377          100.0

                              Property Type Report
                              ====================
                                                               Percent of
Property Type                 Count      Current Balance         Total
------------------------      -----      ---------------       ----------
2 FAMILY                        151          28,244,794            7.1
Attached Planned Unit           129          20,397,578            5.1
Development
Condominium                     138          21,018,901            5.3
MANUFACT HOUSE                   51           4,898,528            1.2
Single-family Detached        1,953         317,050,644           79.3
Three or Four Family             39           8,389,933            2.1
Dwelling Unit
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                                     2003-4
                                  Deal Summary

                       Months to Stated Maturity Summary
                       =================================
                                                               Percent of
Property Type                 Count      Current Balance         Total
------------------------      -----      ---------------       ----------
169 to 180 month                  2             156,632            0.0
229 to 240 month                 17           2,006,269            0.5
265 to 276 month                  1             151,742            0.0
277 to 288 month                  1             100,000            0.0
289 to 300 month                  2             315,333            0.1
301 to 312 month                  1             110,700            0.0
337 to 348 month                  1             274,217            0.1
349 to 360 month              2,436         396,885,483           99.2
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0


                       Months to Expected Maturity Summary
                       =================================
                                                               Percent of
Expected Maturity             Count      Current Balance         Total
------------------------      -----      ---------------       ----------
169 to 180 months                 2             156,632            0.0
229 to 240 months                17           2,006,269           0.5
265 to 276 months                 1             151,742            0.0
277 to 288 months                 1             100,000            0.0
289 to 300 months                 2             315,333            0.1
301 to 312 months                 1             110,700            0.0
337 to 348 months                 3             378,878            0.1
349 to 360 months             2,434         396,780,823           99.2
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0


                              Lien Position Summary
                              =====================
Lien Position                 Count      Current Balance         Total
                                                               Percent of
------------------------      -----      ---------------       ----------
First Lien                    2,461         400,000,377          100.0
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                                   Age Summary
                              =====================
                                                               Percent of
Mortgage Age                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
       0                        975         159,245,228           39.8
       1                      1,227         197,772,423           49.4
       2                        242          40,966,627           10.2
       3                          6             485,931            0.1
       4                          4             508,629            0.1
       7                          1              87,607            0.0
       8                          1             201,412            0.1
       9                          1              57,389            0.0
      11                          3             400,915            0.1
      12                          1             274,217            0.1
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0


                          Combined Loan To Value Ratio
                          =============================
                                                               Percent of
Combined LTV Range            Count      Current Balance         Total
------------------------      -----      ---------------       ----------

50.00% or less                   83           9,734,935            2.4
50.01% - 55.00%                  37           5,510,950            1.4
55.01% - 60.00%                  64          10,703,115            2.7
60.01% - 65.00%                 130          22,432,458            5.6
65.01% - 70.00%                 246          41,790,942           10.4
70.01% - 75.00%                 317          48,319,391           12.1
75.01% - 80.00%                 726         127,969,919           32.0
80.01% - 85.00%                 419          63,581,691           15.9
85.01% - 90.00%                 378          59,995,746           15.0
90.01% - 95.00%                  61           9,961,231            2.5
-----------------            ------       -------------          -----
        Totals:               2,461        $400,000,377          100.0



                              Product Type Summary
                          =============================
                                                               Percent of
Product Type                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
2/28 LIBOR Loan               1,030         164,349,596           41.1
3/27 LIBOR Loan                 537          88,784,629           22.2
5/25 LIBOR Loan                 894         146,866,153           36.7
-----------------          --------     ---------------          -----
        Totals:            2,461.00     $400,000,377.39          100.0

                                  State Summary
                              =====================
                                                               Percent of
State                         Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Arizona                          51           7,339,802            1.8
Arkansas                          7             925,442            0.2
California                      387          90,746,106           22.7
Colorado                         66          14,350,910            3.6
Connecticut                      23           4,032,216            1.0
Delaware                         12           1,882,200            0.5
District of Colu                 21           4,208,872            1.1
Florida                         217          29,367,800            7.3
Georgia                          71          12,125,145            3.0
Hawaii                            1             371,750            0.1
Idaho                             2             151,476            0.0
Illinois                        144          21,187,887            5.3
Indiana                          41           3,520,035            0.9
Iowa                              4             128,582            0.0
Kansas                           13           1,340,996            0.3
Kentucky                         21           1,857,373            0.5
Louisiana                        13           1,563,861            0.4
Maine                             6             571,620            0.1
Maryland                         56           9,908,000            2.5
Massachusetts                    68          15,311,068            3.8
Michigan                        212          27,961,259            7.0
Minnesota                        59           9,199,921            2.3
Mississippi                       6             967,305            0.2
Missouri                        150          13,297,414            3.3
Montana                           3             543,685            0.1
Nebraska                          3             219,890            0.1
Nevada                           17           3,175,652            0.8
New Hampshire                    23           3,646,179            0.9
New Jersey                      131          26,043,479            6.5
New Mexico                       11           1,680,256            0.4
New York                        159          31,186,931            7.8
North Carolina                   39           5,026,682            1.3
North Dakota                      1             112,562            0.0
Ohio                             58           7,249,454            1.8
Oklahoma                          9             839,801            0.2
Oregon                           12           1,475,952            0.4
Pennsylvania                     43           5,288,492            1.3
Rhode Island                     14           2,034,003            0.5
South Carolina                   27           3,245,203            0.8
South Dakota                      2              96,685            0.0
Tennessee                        32           3,007,518            0.8
Texas                            14           1,205,978            0.3
Utah                              6             987,533            0.2
Vermont                           4             660,299            0.2
Virginia                         43           7,011,139            1.8
Washington                       52           9,983,066            2.5
West Virginia                     4             755,316            0.2
Wisconsin                       103          12,207,584            3.1
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                            Original Balance Summary
                            ========================
                                                               Percent of
Original Balance Range        Count      Current Balance         Total
------------------------      -----      ---------------       ----------
Up to $ 100,000                 710          49,122,609           12.3
$100,001 - $  150,000           606          75,135,616           18.8
$150,001 - $  200,000           462          80,239,897           20.1
$200,001 - $  250,000           295          66,033,615           16.5
$250,001 - $  300,000           170          46,349,878           11.6
$300,001 - $  350,000           112          36,684,005            9.2
$350,001 - $  400,000            52          19,922,174            5.0
$400,001 - $  450,000            20           8,486,116            2.1
$450,001 - $  500,000            29          14,003,107            3.5
$600,001 - $  650,000             1             637,039            0.2
$650,001 - $  700,000             1             699,533            0.2
$800,001 - $  850,000             1             824,290            0.2
$850,001 - $  900,000             1             862,500            0.2
$950,001 - $1,000,000             1           1,000,000            0.2
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0





                            Origination Date Summary
                            ========================
                                                               Percent of
Origination Summary           Count      Current Balance         Total
------------------------      -----      ---------------       ----------
        2002                      7           1,021,541            0.3
        2003                  2,454         398,978,837           99.7
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                                     2003-4
                                  Deal Summary

                      Non Call Center Credit Grade Summary
                      ====================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
       A-                       203          32,021,945
       A*                       533         102,506,778
       AO                       983         165,096,602
       B                        264          36,031,745
       B-                        72           8,977,433
       C                        128          13,745,679
-----------------            ------       -------------
        Totals:               2,183         358,380,182


                        Call Center Credit Grade Summary
                      ====================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
       A1                        44           8,124,326
       A2                       122          18,345,195
       B1                        81          11,466,573
       B2                        27           3,122,914
       C1                         4             561,188
-----------------            ------       -------------
        Totals:                 278          41,620,196



                    CMMC Credit Grade Summary by Underwriting
                    =========================================
                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------
CMMC Call Center U/W            278       $  41,620,196           10.4
CMMC Wholesale/Retail         2,183       $ 358,380,182           89.6
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0





                             Documentation Summary
                             =====================
                                                               Percent of
Documentation Type            Count      Current Balance         Total
------------------------      -----      ---------------       ----------
24mth Bank stmt                 189          38,153,725            9.5
Full Documentation            1,715         255,717,171           63.9
Reduced                          15           2,223,396            0.6
Stated                          542         103,906,086           26.0
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0



                            Next Change Date Summary
                            ========================
                                                               Percent of
Next Change Date              Count      Current Balance         Total
------------------------      -----      ---------------       ----------
July 2004                         1            $274,217             .1
August 2004                       1            $127,415             .0
October 2004                      1             $57,389             .0
March 2005                        1             $86,423             .0
April 2005                        5            $428,436             .1
May 2005                         17         $19,083,192            4.8
June 2005                       491         $78,228,338           19.6
July 2005                       413         $66,064,185           16.5
August 2005                       1            $120,308             .0
March 2006                        2            $278,616             .1
May 2006                         72         $12,085,849            3.0
June 2006                       267         $43,592,332           10.9
July 2006                       195         $32,707,524            8.2
August 2007                       1            $153,192             .0
November 2007                     1            $201,412             .1
December 2007                     1             $87,607             .0
March 2008                        2            $201,084             .1
May 2008                        123         $19,630,118            4.9
June 2008                       496         $81,751,022           20.4
July 2008                       270         $44,841,718           11.2
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

                                    (2003-4)
                                  Deal Summary


                                Life Cap Summary
                            ========================
                                                               Percent of
Range of Life Caps             Count      Current Balance         Total
------------------------      -----      ---------------       ----------

12.000% - 12.499%                79          16,420,650            4.1
12.500% - 12.999%               259          54,829,618           13.7
13.000% - 13.499%               172          32,485,769            8.1
13.500% - 13.999%               379          70,009,667           17.5
14.000% - 14.499%               289          49,693,338           12.4
14.500% - 14.999%               433          68,188,828           17.0
15.000% - 15.499%               313          45,934,547           11.5
15.500% - 15.999%               282          36,593,725            9.1
16.000% - 16.499%               113          12,234,214            3.1
16.500% - 16.999%                92          10,262,050            2.6
17.000% - 17.499%                29           1,795,485            0.4
17.500% - 17.999%                17           1,057,561            0.3
18.500% - 18.999%                 4             494,927            0.1
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0



                              Credit Score Summary
                            ========================
                                                               Percent of
Credit Score                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------


Not Scored                       14           1,146,757            0.3
491 to 500                        3             460,455            0.1
501 to 550                      568          79,976,012           20.0
551 to 600                      718         112,438,624           28.1
601 to 650                      592          97,577,857           24.4
651 to 700                      355          66,944,099           16.7
701 to 750                      155          31,309,576            7.8
751 to 800                       55           9,919,712            2.5
801 to 809                        1             227,284            0.1
-----------------            ------       -------------          -----
        Totals:               2,461         400,000,377          100.0

Call Center Loans - ARM
-----------------------

A1                               44    $   8,124,325.72           2.0%
A2                              122    $  18,345,194.82           4.6%
B1                               81    $  11,466,573.05           2.9%
B2                               27    $   3,122,914.35           0.8%
C1                                4    $     561,187.79           0.1%
                   ---------------------------------------------------
                                278    $  41,620,195.73          10.4%

Wholesale/Retail Loans - ARM
----------------------------


                                                               Percent of
Credit Grade                  Count      Current Balance         Total
------------------------      -----      ---------------       ----------



A*                              533     $102,506,778.07          25.6%
A-                              203     $ 32,021,945.02           8.0%
AO                              983     $165,096,602.04          41.3%
B                               264     $ 36,031,745.33           9.0%
B-                               72     $  8,977,432.62           2.2%
C                               128     $ 13,745,678.58           3.4%
                   ---------------------------------------------------
                              2,183     $358,380,181.66          89.6%

                              2,461     $400,000,377.39         100.0%